UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

     The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated September 25, 2003 relating to Solectron Corporation’s results of operations for the fiscal year ended August 31, 2003.

ITEM 12. Results of Operations and Financial Condition

     On September 25, 2003, Solectron Corporation announced the Company’s results of operations for its fiscal year ended August 31, 2003. A copy of the Company’s press release announcing such results dated September 25, 2003 (the “Earnings Release”) is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2003	Solectron Corporation

/s/ Warren J. Ligan

Warren J. Ligan
Corporate Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 25, 2003 relating to Solectron Corporation’s results of operations for the fiscal year ended August 31, 2003.